Borrowings	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Borrowings
20	Borrowings

	2017	2016	2015
	(€’000)
Non-current
Senior Secured Notes 6.0%, due 2020	628,141	629,327	475,503
Mortgages	45,386	43,508	40,727
Finance lease liabilities	50,525	51,140	34,582
	724,052	723,975	550,812
Current
Mortgages	8,254	10,904	3,346
Finance lease liabilities	602	578	—
2017 Senior Secured Revolving Facility	99,904	—	—
Other loans	—	—	1,605
	108,760	11,482	4,951
Total borrowings	832,812	735,457	555,763

The carrying amounts of the Group’s borrowings are principally denominated in euros. The face value of the Senior Secured Notes as at December 31, 2017 was €625.0 million (2016: €625.0 million and 2015: €475.0 million).

The face value of the mortgages amounted to €54.3 million as at December 31, 2017 (2016: €55.2 million and 2014: €44.6 million).

Senior Secured Notes and bank borrowings

Mortgages

In January 2013, the Group completed two mortgage financings totaling €10.0 million. The loans are secured by mortgages on the PAR3 land, owned by Interxion Real Estate II Sarl, and the PAR5 land, owned by Interxion Real Estate III Sarl, and pledges on the lease agreements, and are guaranteed by Interxion France SAS. The principal amounts on the two loans are to be repaid in quarterly instalments in an aggregate amount of €167,000 commencing on April 18, 2013. The mortgages have a maturity of 15 years and have a variable interest rate based on EURIBOR plus an individual margin ranging from 240 to 280 basis points. The interest rates have been fixed for 75% of the principal outstanding amount for a period of ten years.

In June 2013, the Group completed a €6.0 million mortgage financing. The loan is secured by a mortgage on the AMS3 property, owned by Interxion Real Estate V B.V., and a pledge on the lease agreement. The principal is to be repaid in annual instalments of €400,000 commencing May 1, 2014, and a final repayment of €4,400,000 due on May 1, 2018. The mortgage has a variable interest rate based on EURIBOR plus 275 basis points. The loan contains a minimum of 1.1 debt service capacity covenant ratio based on operations of Interxion Real Estate V B.V.

In April 2014, the Group completed a €9.2 million financing. The facility is secured by a mortgage on the data center property in Zaventhem (Belgium), which was acquired by Interxion Real Estate IX N.V. on January 9, 2014, and a pledge on the lease agreement, and is guaranteed by Interxion Real Estate Holding B.V. The facility has a maturity of 15 years and has a variable interest rate based on EURIBOR plus 200 basis points. The principal amount is to be repaid in 59 quarterly instalments of €153,550, of which the first quarterly instalment was paid on July 31, 2014, and a final repayment is due on April 30, 2029.

On October 13, 2015, the Group completed a €15.0 million mortgage financing. The facility is secured by a mortgage on the real estate property in Germany, which is owned by Interxion Real Estate I B.V. and a pledge on the lease agreement. The facility has a maturity of five years and has a variable interest rate based on EURIBOR plus 225 basis points. The principal amount is to be repaid in four annual instalments of €1,000,000 of which the first annual instalment was paid on September 30, 2016, and a final repayment of €11,000,000 which is due on September 30, 2020.

On April 8, 2016, the Group completed a €14.6 million financing. The facility is secured by a mortgage on the data center property in Vienna (Austria), acquired by Interxion Real Estate VII GmbH in January 2015, and a pledge on the lease agreement, and is guaranteed by Interxion Real Estate Holding B.V. The facility has a maturity of 14 years and nine months, and has a variable interest rate based on EURIBOR plus 195 basis points. The principal amount is due to be repaid in 177 monthly instalments, increasing from €76,000 to €91,750. The first monthly instalment of €76,000 was paid on April 30, 2016, and a final repayment of €91,750 is due on December 31, 2030.

On December 1, 2017, we renewed a €10.0 million mortgage financing entered into in 2012, which was secured by mortgages on the AMS6 property, owned by Interxion Real Estate IV B.V. The principal is to be repaid in annual instalments of €667,000 commencing December, 2018, and a final repayment of €7,332,000 due on December 31, 2022. The mortgage has a variable interest rate based on higher of 0% and EURIBOR plus 225 basis points.

These mortgages do not conflict with the restrictions of the Indenture and the Revolving Facilities.

Senior Secured Notes due 2020

On July 3, 2013, the Company issued an aggregate principal amount of €325.0 million 6.00% Senior Secured Notes due 2020 (the “Senior Secured Notes due 2020”).

The net proceeds of the offering were used to purchase all the €260.0 million Senior Secured Notes due 2017, which were tendered in the offer for those notes and to redeem the €260.0 million Senior Secured Notes due 2017 which remained outstanding following the expiration and settlement of the tender offer and consent solicitation, to pay all related fees, expenses and premiums and for other general corporate purposes.

The €325.0 million Senior Secured Notes due 2020 are governed by an indenture dated July 3, 2013, between the Company, as issuer, and The Bank of New York Mellon, London Branch as Trustee. The indenture contains customary restrictive covenants, including but not limited to limitations or restrictions on our ability to incur debt, grant liens, make restricted payments and sell assets. The restrictive covenants are subject to customary exceptions and are governed by a consolidated fixed charge ratio to exceed 2.00 and a consolidated senior leverage ratio (net of cash and cash equivalents) not to exceed 4.00.

The obligations under the €325.0 million Senior Secured Notes due 2020 are guaranteed by certain of the Company’s subsidiaries.

On April 29, 2014, the Company completed the issuance of €150.0 million aggregate principal amount of its 6.00% Senior Secured Notes due 2020 (the “Additional Notes”). The net proceeds of the offering amount to €157.9 million, net of offering fees and expenses of €2.3 million. The net proceeds reflect the issuance of the Additional notes at a premium of 106.75 and net of offering fees and expenses. The Additional Notes, which are guaranteed by certain subsidiaries of the Company, were issued under the indenture pursuant to which, on July 3, 2013, the Company issued €325.0 million in aggregate principal amount of 6.00% Senior Secured Notes due 2020.

On April 14, 2016, the Company completed the issuance of an additional €150.0 million aggregate principal amount of its 6.00% Senior Secured Notes due 2020 (together with the notes issued on April 29, 2014, the “Additional Notes”). The net proceeds of the offering amounted to approximately €155.3 million, net of estimated offering fees and expenses of €2.1 million. The net proceeds contain the nominal value of the Additional Notes increased with a premium at 104.50. The Additional Notes, which are guaranteed by certain subsidiaries of the Company, were issued under the indenture dated July 3, 2013, pursuant to which the Company has previously issued €475.0 million in aggregate principal amount of 6.00% Senior Secured Notes due 2020.

The Company may redeem all or part of the €625.0 million Senior Secured Notes due 2020. The Company has the following redemption rights:

Optional Redemption

At any time after July 15, 2016 and before maturity, upon not less than ten and not more than 60 days’ notice, the Company may redeem all or part of the Senior Secured Notes. These redemptions will be in amounts of €100,000 or integral multiples of €1,000 in excess thereof at the following redemption prices (expressed as percentages of their principal amount at maturity), plus accrued and unpaid interest, if any, to the redemption date, if redeemed during the 12-month period commencing on July 15 of the years set out below.

Year	Redemption Price
2017	103.000%
2018	101.500%
2019 and thereafter	100.000%

Change of Control

If, at any time, directly or indirectly, a beneficial owner becomes owner of more than 50% of the total voting power of the voting stock of the Company, a change of control occurs. The Company shall then make an offer to each holder of the Senior Secured Notes to purchase each holder’s Senior Secured Notes, in whole or in part, in a principal amount of €100,000, or in integral multiples of €1,000, in excess thereof at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

Revolving Facility Agreements

2013 Super Senior Revolving Facility Agreement

On June 17, 2013, the Company entered into the 2013 Super Senior Revolving Facility Agreement.

On July 3, 2013, in connection with the issuance of the €325.0 million Senior Secured Notes due 2020, all conditions precedent to the utilization of the 2013 Super Senior Revolving Facility Agreement were satisfied. On July 31, 2017, the Company extended the maturity of the 2013 Super Senior Revolving Facility from July 3, 2018 to December 31, 2018.

As at December 31, 2017, the 2013 Super Senior Revolving Facility was undrawn.

2017 Senior Secured Revolving Facility Agreement

On March 9, 2017, the Company entered into the 2017 Senior Secured Revolving Facility Agreement.

The 2017 Senior Secured Revolving Facility had an initial maturity date of 12 months from the date of the 2017 Senior Secured Revolving Facility with the Company having the option to extend the maturity date by a further six-month period in accordance with the terms therein. The 2017 Senior Secured Revolving Facility initially bears interest at a rate per annum equal to EURIBOR (subject to a zero percent floor) plus a margin of 2.25% per annum, subject to a margin ratchet, pursuant to which the margin may be increased to a maximum of 3.25% per annum if the 2017 Senior Secured Revolving Facility is extended up to an additional six months after its initial maturity date.

On July 28, 2017, the Company amended the terms of the 2017 Senior Secured Revolving Facility Agreement to increase the amount available under the facility to €100.0 million and to add a second extension option to enable extension of the maturity of the 2017 Senior Secured Revolving Facility to December 31, 2018. The Company elected, as of March 1, 2018, to extend the maturity of the 2017 Senior Secured Revolving Facility to September 9, 2018.

As at December 31, 2017, the 2017 Senior Secured Revolving Facility was fully drawn.

Covenants regarding Revolving Facility Agreements

The Revolving Facility Agreements also require the Company to maintain a specified financial ratio. The restrictive covenants are subject to customary exceptions including, in relation to the incurrence of subordinated debt, a consolidated fixed charge ratio (calculated as a ratio of Adjusted EBITDA to consolidated interest expense), to exceed 2.00 to 1.00 on a pro forma basis for the four full fiscal quarters (taken as one period) for which financial statements are available immediately preceding the incurrence of such debt and, if such debt is senior debt, a consolidated senior leverage ratio (calculated as a ratio of outstanding senior debt net of cash and cash equivalents of the Company and its restricted subsidiaries (on a consolidated basis) to pro forma Adjusted EBITDA), to be less than 4.00 to 1.00 on a pro forma basis for the four full fiscal quarters (taken as one period) for which financial statements are available immediately preceding the incurrence of such debt.

The Revolving Facility Agreements also include a leverage ratio financial covenant (tested on a quarterly basis) that requires total net debt (calculated as a ratio to pro forma EBITDA) not to exceed a leverage ratio of 4.75 to 1.00 and stepping down to 4.00 to 1.00 for each applicable test date after (but not including) June 30, 2018. In addition, the Company must ensure, under the Revolving Facility Agreements, that the guarantors represent a certain percentage of Adjusted EBITDA, and a certain percentage of the consolidated net assets of the Group as a whole. Our ability to meet these covenants may be affected by events beyond our control and, as a result, we cannot assure you that we will be able to meet the covenants. In the event of a default under the Revolving Facility Agreements, the lenders could terminate their commitments and declare all amounts owed to them to be due and payable. Borrowings under other debt instruments that contain cross acceleration or cross default provisions, including the Senior Secured Notes, may as a result also be accelerated and become due and payable.

On February 20, 2018, the Company received the requisite consents from lenders under its 2013 Super Senior Revolving Facility to waive, from the date of such consent becoming effective and up to, and including, May 1, 2018, the undertaking requiring certain material subsidiaries of the Company to accede to the 2013 Super Senior Revolving Facility Agreement as additional guarantors and, for the same period, to reduce the guarantor coverage threshold as a percentage of the group’s consolidated adjusted EBITDA (as more fully set out in the 2013 Super Senior Revolving Facility Agreement) from 85% to 80%. On April 19, 2018, the Company received the requisite consents from lenders under its 2013 Super Senior Revolving Facility Agreement to extend the foregoing waivers, up to, and including, July 31, 2018

On February 19, 2018 the Company also received the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement to extend the date by which certain subsidiaries of the Company are required to accede to the 2017 Senior Secured Revolving Facility Agreement as guarantors to April 30, 2018. On April 20, 2018, the Company received the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement to extend the foregoing waivers, up to, and including, July 31, 2018.

The Company also received, on March 1, 2018, the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement in relation to entering into the 2018 Subordinated Revolving Facility Agreement.

Interxion remained in full compliance with all its covenants. In addition, the Company does not anticipate, in the next twelve months, any breach or failure that would negatively impact its ability to borrow funds under the Revolving Facility Agreements.

Change of control or sale of assets

If, there is a sale of all or substantially all the assets of the Group whether in a single transaction or a series of related transactions, or a change of control that any beneficial owner gains control of the Company, then a lender under each of the Revolving Facility Agreements shall not be obliged to fund a loan to the Company.

In addition, if within 30 days of the Company notifying the applicable agent under the relevant Revolving Facility Agreement of a change of control or sale of assets as described above, a lender wishes to cancel its commitment under the applicable Revolving Facility Agreement as a result of that event, such lender’s commitments will be immediately cancelled and its participation in all outstanding loans shall, together with the accrued and unpaid interest and all other amounts accrued and outstanding under the agreement, become due and payable within 10 business days of the date on which the relevant lender notifies the applicable agent thereunder, unless the Company replaces such lender within such 10 business day period.

Reconciliation to cash flow statement

The reconciliation of movements of liabilities to cash flows arising from financing activities is set out below:

	Senior Secured Notes	Mortgages	Finance lease liabilities	Revolving Facilities	Share capital	Share premium	Foreign currency translation reserve	Hedging Reserve	Accumulated profit/(deficit)	Total
	(€’000)
Balance as at 1 January 2017	629,327	54,412	51,718	—	7,060	519,604	9,988	(243)	12,360	1,284,226
Changes from financing cash flows
Proceeds from exercised options	—	—	—	—	55	6,914	—	—	—	6,969
Proceeds from mortgages	—	9,950	—	—	—	—	—	—	—	9,950
Repayment of mortgages	—	(10,848)	—	—	—	—	—	—	—	(10,848)
Proceeds from Revolving Facilities	—	—	—	129,521	—	—	—	—	—	129,521
Repayment of Revolving Facilities	—	—	—	(30,000)	—	—	—	—	—	(30,000)
Finance lease obligation	—	—	(995)	—	—	—	—	—	—	(995)
Total changes from financing cash flows	—	(898)	(995)	99,521	55	6,914	—	—	—	104,597
Other changes
Liability-related
Amortized borrowing costs	(1,186)	126	—	383	—	—	—	—	—	(677)
Interest expense	—	—	404	—	—	—	—	—	—	404
Total liability-related	(1,186)	126	404	383	—	—	—	—	—	(273)
Total equity-related other changes	—	—	—	—	26	5,724	(7,040)	74	42,206	40,990
Balance as at 31 December 2017	628,141	53,640	51,127	99,904	7,141	532,242	2,948	(169)	54,566	1,429,540

Maturity profile

The maturity profile of the gross amounts of Senior Secured Notes, the 2013 Super Senior Revolving Facility, the 2017 Senior Secured Revolving Facility and Mortgages are set out below:

	2017	2016	2015
	(€’000)
Within one year	104,400	7,332	—
Between 1 and 5 years	648,000	643,800	503,199
Over 5 years	26,916	29,107	16,447
	779,316	680,239	519,646

The Group has the following undrawn bank borrowing facilities:

	2017	2016	2015
	(€’000)
Expiring within one year	100,000	—	—
Expiring between 1 and 5 years	—	100,000	100,000
	100,000	100,000	100,000

Covenants

The Revolving Facility Agreements contain various covenants that restrict, among other things and subject to certain exceptions, the ability of the Company and its subsidiaries to:

•	create certain liens;

•	incur debt and/or guarantees;

•	enter into transactions other than on an arm’s-length basis;

•	pay dividends or make certain distributions or payments;

•	engage, in relation to the Company, in any business activity or own assets or incur liabilities not authorized by the Revolving Facility Agreements;

•	sell certain kinds of assets;

•	enter into any sale and leaseback transactions;

•	make certain investments or other types of restricted payments;

•	substantially change the nature of the Company or the Group’s business;

•	designate unrestricted subsidiaries; and

•	effect mergers, consolidations or sale of assets.

Our Revolving Facility Agreements also require us to maintain a specified financial ratio. The restrictive covenants are subject to customary exceptions including, in relation to the incurrence of subordinated debt, a consolidated fixed charge ratio (calculated as a ratio of Adjusted EBITDA to consolidated interest expense) to exceed 2.00 to 1.00 on a pro forma basis for the four full fiscal quarters (taken as one period) for which financial statements are available immediately preceding the incurrence of such debt and, if such debt is senior debt, a consolidated senior leverage ratio (calculated as a ratio of outstanding senior debt of the Company and its restricted subsidiaries (on a consolidated basis) to pro forma Adjusted EBITDA) to be less than 4.00 to 1.00 on a pro forma basis for the four full fiscal quarters (taken as one period) for which financial statements are available immediately preceding the incurrence of such debt.

The Revolving Facility Agreements also include a leverage ratio financial covenant (tested on a quarterly basis), which requires total net debt (calculated as a ratio to pro forma Adjusted EBITDA) not to exceed a leverage ratio of 4.75 to 1.00 and stepping down to 4.00 to 1.00 for each applicable test date after (but not including) June 30, 2018. In addition, the Company must ensure, under the Revolving Facility Agreements, that the guarantors represent a certain percentage of Adjusted EBITDA of the Group as a whole and a certain percentage of the consolidated net assets of the Group as a whole. Our ability to meet these covenants may be affected by events beyond our control and, as a result, we cannot assure you that we will be able to meet the covenants. In the event of a continuing default under our Revolving Facilities Agreements, the lenders could terminate their commitments and declare all amounts owed to them to be due and payable. Borrowings under other debt instruments that contain cross acceleration or cross default provisions, including the Senior Secured Notes, may as a result also be accelerated and become due and payable. The breach of any of these covenants by the Company or the failure by the Company to maintain its leverage ratio could result in a default under the Revolving Facility Agreements.

On February 20, 2018, the Company received the requisite consents from lenders under its 2013 Super Senior Revolving Facility to waive, from the date of such consent becoming effective and up to, and including, May 1, 2018, the undertaking requiring certain material subsidiaries of the Company to accede to the 2013 Super Senior Revolving Facility Agreement as additional guarantors and, for the same period, to reduce the guarantor coverage threshold as a percentage of the group’s consolidated adjusted EBITDA (as more fully set out in the 2013 Super Senior Revolving Facility Agreement) from 85% to 80%. On April 19, 2018, the Company received the requisite consents from lenders under its 2013 Super Senior Revolving Facility Agreement to extend the foregoing waivers, up to, and including, July 31, 2018

On February 19, 2018 the Company also received the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement to extend the date by which certain subsidiaries of the Company are required to accede to the 2017 Senior Secured Revolving Facility Agreement as guarantors to April 30, 2018. On April 20, 2018, the Company received the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement to extend the foregoing waivers, up to, and including, July 31, 2018.

The Company also received, on March 1, 2018, the requisite consents from lenders under its 2017 Senior Secured Revolving Facility Agreement in relation to entering into the 2018 Subordinated Revolving Facility Agreement. Interxion remained in full compliance with all its covenants. In addition, the Company does not anticipate, in the next twelve months, any breach or failure that would negatively impact its ability to borrow funds under the Revolving Facility Agreements.

The Senior Secured Notes due 2020 Indenture contains covenants for the benefit of the holders of the Notes that restrict, among other things and subject to certain exceptions, the ability of the Company and its subsidiaries to:

•	incur debt;

•	enter into certain transactions with, or for the benefit of, an affiliate;

•	create or incur certain liens;

•	incur changes in control;

•	pay dividends or make certain distributions or payments;

•	engage in any business activity not authorized by the Indenture;

•	sell certain kinds of assets;

•	impair any security interest on the assets serving as collateral for the Notes;

•	enter into any sale and leaseback transaction;

•	make certain investments or other types of restricted payments;

•	designate unrestricted subsidiaries;

•	effect mergers, consolidations or sale of assets; and

•	guarantee certain debt.

The restrictive covenants are subject to customary exceptions and are governed by a consolidated fixed-charge ratio to exceed 2.00 and a consolidated senior leverage ratio (net of cash and cash equivalents) not to exceed 4.00. The breach of any of these covenants by the Company could result in a default under the Indenture. Interxion remained in full compliance with all its covenants. The Company’s consolidated fixed charge ratio stood at 4.92 (2016: 4.51; 2015: 5.14) and both the net debt ratio and the leverage ratio financial covenant stood at 3.60 (2016: 3.26; 2015: 2.94).

Financial lease liabilities

Financial lease liabilities relate to the acquisition of property, plant and equipment with the following payment schedule:

	2017	2016	2015
	(€’000)
Gross lease liabilities:
Within one year	4,389	4,346	2,990
Between 1 and 5 years	29,625	31,904	30,230
More than 5 years	36,478	39,144	20,024
	70,492	75,394	53,244
Interest
Within one year	3,693	3,898	3,374
Between 1 and 5 years	10,218	11,897	11,129
More than 5 years	5,454	7,881	4,159
	19,36519	23,676	18,662
Present value of minimum lease payments
Within one year	696	448	(384)
Between 1 and 5 years	19,407	20,007	19,101
More than 5 years	31,024	31,263	15,865
	51,127	51,718	34,582

In September 2015, the Group entered into a contract to lease the properties related to the AMS8 data center. The lease, which covers land and building, commenced during the third quarter of 2016. The land component has been treated as an operating lease, the building as a finance lease. As at December 31, 2017, the carrying value of the building amounted to €16.8 million.

In August 2014, the Group exercised its option to purchase the AMS7 data center land and building. The actual legal transaction will become effective in 2023. As a result of this modification, in accordance with IAS17, as of 22 August 2014, the lease, which was previously reported as an operating lease is reported as a financial lease. The carrying amount of the land amounts to €5.8 million, the carrying value of the building amounted to €6.7 million. The actual legal transfer of ownership will become effective in 2023.

In December 2012, the Group exercised its option to purchase the PAR7 data center land. The actual legal transaction will come into effect in 2019. As a result of this modification, in accordance with IAS17, as of December 20, 2012, the lease, which was previously reported as an operating lease is treated as a financial lease. The carrying amount of the land amounts to €20.9 million.

Other loans

Until 2016, the Group had a loan facility with the landlord of one of its unused data center sites in Germany to allow the Group to invest in improvements to the building to meet the requirements of sub-lessees. The loan bore interest at 6% per annum and was repaid in 2016. As at December 31, 2015, the balance of the landlord loan was €1.6 million.